UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC. 20549

SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

LEXICON PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information

	Meeting Type:	Special Meeting
	For holders as of:	May 21, 2009
LEXICON PHARMACEUTICALS, INC.	Date:	July 15, 2009
	Time:	1:30 PM LST
	Location:	Lexicon Pharmaceuticals, Inc.
8800 Technology Forest Place
The Woodlands, Texas

You are receiving this communication because you hold shares in the above named company.

LEXICON PHARMACEUTICALS, INC. 8800 TECHNOLOGY FOREST PLACE THE WOODLANDS, TX 77381
This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

*** Before You Vote ***
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit www.proxyvote.com
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or email copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank email with the 12-Digit Control Number (located on the following page) in the subject line

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before July 01, 2009 to facilitate timely delivery.

*** How to Vote ***
Please Choose One of the Following Voting Methods

Vote In Person:  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.  At the Meeting you will need to request a ballot to vote these shares.

Vote by Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote FOR the following proposal(s)

1.	Approval of an amendment to the Company's certificate of incorporation increasing the number of authorized shares of the Company's common stock from 300,000,000 to 900,000,000.

NOTE: In their descretion, upon such other business that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s).  If no direction is made, this proxy will be voted FOR item 1.  If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.